EXHIBIT 10-2

                          Economic Stabilization Trust
                               The Schrafft Center
                                 529 Main Street
                                    Suite 400
                                Boston, MA 02129


                       LOAN AND SECURITY AGREEMENT
                              (ALL ASSETS)

                                  with
                         ASA INTERNATIONAL LTD.


                                                        Dated:  April 10, 1997


     Economic Stabilization Trust (the "Lender") with an address of The Schrafft Center, 529 Main Street, Suite 400, Boston, MA 02129 was awarded a grant from the Revolving Loan Fund for sudden and severe economic dislocation implementation project ("RLF") pursuant to the terms of a (i) certain application dated ------------ --, 199-, (ii) RLF standard terms and conditions,
(iii) RLF Special Terms and Conditions, and (iv) RLF Further Assurances all of which shall be furnished to Lender to Borrower on request and are incorporated herein by reference (collectively, the "RLF Terms and Conditions"), and is as of this date entering into a business loan arrangement with ASA International Ltd., a Massachusetts corporation with a principal place of business at 10 Speen Street, Framingham, Massachusetts 01701 (the "Borrower") for a loan (the "Loan") to be evidenced by a certain Secured Term Note in the original principal amount of Two Hundred Fifty Thousand and No/100 ($250,000.00) Dollars, dated of even date herewith and incorporated herein by reference (the "Note"), which shall be secured by, among other things, a second priority security interest in the all assets of the Borrower, including without limitation, accounts receivable, inventory and certain equipment and machinery of the Borrower pursuant to the terms of this Agreement. The Note, this Loan and Security Agreement and all other loan documents executed in connection with the Loan shall hereinafter be referredto as the "EST Loan Documents". The purpose of the RLF is to support business activities for which credit is not otherwise available on terms and conditions which permit the continuation of the Borrowers' business in the Commonwealth of Massachusetts. Lender reserves a right to recall the Loan if the terms and conditions set forth in RLF guidelines are not met.

     NOW THEREFORE, for good and valuable consideration the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. SECURITY INTEREST

     The Loan is being made for the purpose of providing the Borrower with additional working capital. To induce Lender to grant the Loan, Borrower hereby grants to Lender a continuing security interest in the following:

     All of Borrower's tangible and intangible personal property, whether now owned or hereafter acquired, including all materials, equipment, goods, inventory, accounts, accounts receivable, contract rights, chattel paper, general intangibles and amounts owed by other customers, regardless of whether or not they constitute proceeds of other collateral; all choses in action, cash, securities, documents, documents of title, instruments, deposits, debts, refunds, policies and certificates of insurance, obligations and liabilities in whatever form owing from any person, corporation, or other legal entity, including all replacements and substitutions therefor or accessions thereto; all books, records, evidences of title, good will and all papers pertaining to the operation of the Borrower's business; all federal, state and local tax refunds and/or abatements and any loss carry-back tax refunds; all patents, patent rights, copyrights, trade secrets, know-how, trade names, trademarks, service marks, logos, registrations, customer lists, computer programs, and assignments of patents; all fixtures, leases, any and all equipment leases, rentals and other sums payable thereunder, other chattel paper, purchase option payments, lessor's interest in leased equipment and insurance proceeds; any replacements or substitutions thereof, whether now existing or hereafter acquired by lessor; licenses, if any; all liens, guaranties, securities, rights, remedies and privileges pertaining to all of the foregoing, all property allocable to unshipped orders, and all merchandise returned by or reclaimed by or repossessed from customers, all rights of stoppage in transit, replevin, repossession and reclamation, and all other rights of an unpaid vendor or lienor; and all interest of the Borrower in goods or merchandise as to which an account receivable for goods sold or delivered has arisen (collectively, the "Collateral").

     The security interest of Lender in the Collateral and all other security granted to the Lender as collateral for the Loan shall secure the payment and performance of all liabilities and obligations of Borrower to Lender of every kind and description, direct, absolute or contingent, due or to become due, pursuant to and in connection with the Note and all other obligations of the Borrower to the Lender whether now existing or hereinafter acquired (all hereinafter called "Obligations").

     SECTION 2. REPRESENTATIONS AND WARRANTIES

     Borrower hereby represents and warrants as follows:

     2.1 Organization. Borrower is a duly organized, validly existing corporation under the laws of the State of Delaware with full power and authority to own its property and assets and to conduct its business in the manner and in the places in which it has been and is now being conducted. Borrower is qualified to do business in, and is in good standing under the laws of the Commonwealth of Massachusetts and each other state where failure to qualify would materially adversely affect its business.

     2.2 Authority. Borrower has taken all action which may be required by its Articles of Incorporation, By-laws, the laws of the state of incorporation and all other applicable laws to authorize the execution, delivery and performance of this Agreement and the EST Loan Documents.

     2.3 No Obstacles to Transaction. The execution, delivery and performance by Borrower of this Agreement and the other documents executed in connection herewith will not violate any provision of Borrower's Articles of Organization, By-laws, the laws of the state of its incorporation or any other applicable law, rule, regulation or order and will not conflict with or result in any breach of any provision of, or constitute a default under, or result in the imposition of any lien or charge upon any asset of Borrower under, or result in the acceleration of any obligation under the terms of any agreement or document binding upon Borrower.

     2.4 Ownership of Assets. Borrower has good and marketable title to all its properties and assets including, but not limited to, those reflected on its balance sheet except as such properties or assets have been disposed of in the ordinary course of business since the date of the balance sheet, and all Borrower's properties and assets are free and clear of all liens, restrictions and encumbrances except as set forth on Exhibit A attached hereto.

     2.5 Litigation; Compliance with Law. There are no actions, suits, proceedings or investigations threatened or pending against or affecting Borrower, its agents, servants, employees, while in the course of the Borrower's business and arising out of that business, or Borrower's assets whether Borrower is plaintiff or defendant. Borrower is not in default with respect to any order, judgment, decree or award of any court, agency or governmental authority, except as set forth in Exhibit B annexed hereto.

     2.6 Accuracy of Financial Information. Borrower has furnished to Lender such tax returns, financial statements, including balance sheets and statements of profit (or loss) and other information about Borrower's financial condition as the Lender shall have requested. These tax returns, financial statements and other information fairly present the financial condition of Borrower for the periods then ended, reflect all known liabilities, direct or contingent, and its financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis. There has been no material adverse change in the assets, liabilities, financial condition or business of the Borrower since the date of any financial statements, tax returns or other information delivered to Lender before or after the date of this Agreement.

     2.7 Borrower s Principal Place of Business. Borrower warrants that:

          (a) Borrower's principal place of business is located at the address set forth on the first page hereof.

          (b) Borrower has no other place of business except as set forth above except as set forth on Exhibit C (attached hereto).

          (c) All the records concerning Borrower's business and the Collateral are located and shall remain at the aforesaid address.

     Borrower covenants to notify Lender prior to discontinuance of 10 Speen Street, Framingham, Massachusetts, as its corporate offices and main operation location or the addition of any place of business where Collateral is located.

     2.8 Environmental Representations. Borrower hereby warrants and represents to Lender that to its knowledge there exists no hazardous materials or oils or other pollutants on any property owned (if any), operated or occupied by Borrower that would cause the owner and/or operator to incur any liability or otherwise form the basis of any claim, liability, action, investigation or the like under M.G.L. Chapter 21E, as amended, or any other applicable environmental law (federal, state or local) and further represents that it is not aware of the existence or presence of asbestos or underground oil tanks on any of the premises owned, operated or occupied by Borrower. Borrower hereby further agrees to indemnify and hold Lender harmless from all liability, loss, costs, damages and expenses, including, without limitation, all attorneys' fees and costs of litigation arising from and all violations of M.G.L. Chapter 21E and related regulations, including, but not limited to, those arising from any lien on any premises owned, operated or occupied by Borrower.

     2.9 Other Indebtedness. Borrower warrants and represents to Lender that as of the date hereof, no loans, advances or other indebtedness have been obtained by Borrower from any person, firm or corporation other than CoreStates Bank (the "Senior Lender") as described in an "Intercreditor Agreement" between Lender and Senior Lender executed on or about the date of this Agreement, purchase money equipment financing existing as of the date of this Agreement, indebtedness incurred in the ordinary course of business, an unlimited guaranty of a certain loan in the amount of $1,450,000 from the Berkshire Life Insurance Company to ASA Properties Inc. dated September 28, 1993, unless such indebtedness has been or will be fully subordinated to Lender pursuant to written subordination agreements with such subordinated lenders, in a form acceptable to Lender.

     SECTION 3. AFFIRMATIVE COVENANTS

     3.1 Payments of Liabilities. Borrower shall pay all liabilities as they become due to any creditor of the Borrower provided, however, that Borrower will not be obligated to pay any such liability if the validity thereof is being contested in good faith by appropriate proceedings diligently pursued.

     3.2 Conduct of Business. Borrower shall keep in full force and effect its existence and all rights, licenses, permits, patents, leases, franchises and governmental approvals necessary for the conduct of its business and shall comply with all applicable federal, state and local laws and regulations. Borrower shall not engage in any business substantially different from its present business, without Lender's prior written consent, which shall not be unreasonably withheld.

     3.3 Maintenance of Collateral and Other Property. Borrower shall (i) keep all of its Collateral and other property in good order and condition, and shall make all necessary repairs, replacements, additions and improvements thereto so that its business may be properly and advantageously conducted, (ii) maintain a level of inventory sufficient to meet the needs of the business, (iii) pay all taxes, assessments or other charges on the Collateral when due, and (iv) take commercially reasonable steps to collect all Accounts (as defined herein).

     3.4 Insurance. Borrower shall maintain insurance including, but not limited to insurance covering the Collateral against such risks, with such insurers, in such form, and in such amounts as shall from time to time be required by Lender including, but not limited to, property and casualty insurance and fire and extended form coverage for one hundred (100%) percent replacement value. All insurance policies shall be written so as to be payable in an amount equal to the outstanding balance of the Obligations and any costs and expenses in connection therewith in the event of loss to Lender as its interests may appear and shall provide for thirty (30) days' written notice to Lender of cancellation or modification. Copies of all insurance policies shall be furnished to Lender upon Lender's request for same. Subject to and subordinate to the rights of CoreStates Bank, N.A., Borrower hereby assigns to Lender return premiums, dividends and other amounts which may be or become due upon cancellation of any such policies for any reason whatsoever and directs the insurers to pay Lender any sums so due when cancelled in the ordinary course of business and Borrower will be allowed to use any returned premium toward payment of premium on a new policy with a new company. Lender is hereby appointed as attorney irrevocable to collect return premiums, dividends and other amounts due on any insurance policy and the proceeds of such insurance, to participate in a reasonable fashion to settle any claims with the insurers in the event of loss or damage, to endorse settlement drafts and in the event of a default under this Agreement to cancel, assign or surrender any insurance policies. In the event of a default hereunder, the proceeds of any insurance resulting from any loss with respect to the Collateral shall be paid to the Lender. However, if no event of default exists hereunder, the Lender shall release all or any portion of such proceeds to the Borrower to replace or repair the Collateral, provided that the Borrower establishes to the satisfaction of the Lender that such proceeds are adequate for said purpose and provides the Lender with reasonable assurances that the proceeds shall be used for such purpose. Any insurance proceeds paid to the Borrower shall be held in trust for the Lender. The foregoing rights of Lender and obligations of Borrower with respect to insurance proceeds shall be subject to the rights of the Senior Lender.

     3.5 Financial Records; Inspection. Borrower shall at all times keep proper books of records and account, in which correct and complete entries shall be made of all its dealings, in accordance with generally accepted accounting practices. Borrower shall specifically maintain its books and records relating to the receipt and disbursement of the proceeds of the Note. Lender shall from time to time also be entitled to visit and inspect the Collateral and any of the properties and financial records of Borrower.

     3.6 Monthly Reports. Borrower shall provide 10-Q's on a quarterly basis to the Lender. In addition, Borrower shall provide Lender with monthly accounts receivable aging reports. Borrower shall deliver to Lender within thirty (30) days of the last day of each month, copies of all financial information and reports furnished to the Senior Lender and shall, in any event, deliver an internally prepared financial statement for the Borrower's SmarTime System's Division, certified by the Chief Financial Officer, of such Division's financial condition and the results of its operations for the period ending with the close of the subject month. The financial statements shall include, at a minimum, a balance sheet, an income statement and statement of profit and loss, and an aging of accounts receivable communicating, among other things, the names of each respective account debtor, and the amount of each account, in a form acceptable to the Lender and certified by Borrower's Chief Financial Officer to fairly present the financial condition of such Division at the end of such period.

     3.7 Annual Reports. Borrower shall deliver to Lender annual audited financial statements within ninety (90) days after the end of each fiscal year. Such financial statements shall include, at a minimum, balance sheets, profit and loss statements and statements of cash flow. The annual statements shall be reviewed by certified public accountants and prepared in accordance with generally accepted accounting principles, consistently applied.Borrower shall also submit to Lender, within ninety (90) days of the close of each fiscal year, an annual budget for the following fiscal year comprised of twelve (12) month income statement and cash flow analysis in the form similar to the 1997 budget previously delivered to Lender by Borrower.

     3.8 Additional Financial Information. Borrower shall from time to time deliver to Lender such other financial data and information as Lender may reasonably request.

     3.9 Maintenance of Records. Borrower covenants to keep accurate and complete records listing and describing the Collateral. When requested by Lender, Borrower shall give Lender a certificate listing and describing the Collateral and setting forth the total value of the Collateral. Lender shall have the right at any time to inspect the Collateral and to review and make copies of any records or other writings which relate to the Collateral or the general financial condition of Borrower at the expense of the Borrower. Lender may copy such records and access to copying facilities shall be provided by Borrower.

     3.10 Financing Statements and Other Action. Borrower agrees to do all acts which Lender reasonably deems necessary or desirable to protect the security interests of the Lender or to otherwise carry out the provisions of this Agreement including, but not limited to, the execution of financing, continuation, amendment and termination statements and similar instruments. Borrower hereby appoints Lender as Borrower's irrevocable attorney in order to perform acts necessary to carry out the provisions of this Agreement.

     3.11 Location. Borrower shall maintain the present business operations and its business operations and its executive office within the Commonwealth of Massachusetts. In addition, Borrower may maintain other business locations including but not limited to those listed on Exhibit C attached hereto. Borrower shall furnish Lender with landlord waivers for its Massachusetts locations, and shall use its best efforts to provide Lender with landlord waivers for all other locations where material amounts of Collateral are maintained.

     3.12 Social Compact. Borrower agrees to comply with all terms and provisions of the Massachusetts laws applicable to "plant closings" and "partial plant closings" (as defined by MGL ch.151A) and comply with the "Social Compact" to be executed by Borrower of even date herewith and incorporated herein by reference.

     3.13 Compliance with Requirements of RLF Terms and Conditions. Borrower hereby covenants and agrees that it shall at all times during the term of the Loan comply with RLF Terms and Conditions and further agrees to indemnify and hold Lender harmless from any liability, loss, cost, damages or expenses incurred by Lender as a result of Borrower's failure to comply with the aforesaid RLF Terms and Conditions or any other requirements of the RLF in connection therewith.

     3.14 Notice of Loss. Borrower shall notify Lender promptly of any loss of assets or assertion of liability outside the ordinary course of business involving more than One Hundred Thousand ($100,000.00) Dollars, including but not limited to, any loss from theft, fire or other casualty or the occurrence of any personal injury whether or not covered by insurance.

     3.15 Direct Debit of Borrower's Account. In order to facilitate the prompt payment by Borrower of Loan payments to Lender, the Borrower has authorized Lender to make arrangements with its depository bank to automatically debit its operating account for loan payments when due; Borrower agrees in the event that it changes its primary depository bank, to make similar arrangements for direct debits of EST loan payments, and in connection therewith to execute such additional documents and furnish such information as may reasonably be requested by Lender, Lender's depository bank, and Borrower's depository bank, including but not limited to furnishing Lender with a voided check on its primary operating account.

     SECTION 4. NEGATIVE COVENANTS

     4.1 Distribution or Redemption. Borrower shall not pay or accrue any dividend or make any other distribution either in cash or in kind with respect to its securities of any class, except for dividends issued in stock of the Borrower, nor shall Borrower redeem, retire or purchase, either directly or indirectly any of its securities of any class without prior written consent from Lender. In addition, Borrower's stock or securites shall not be transferred or sold to the extent that such transfer or sale would result either singly or in the aggregate in the loss of majority control of Borrower, without the prior written consent of Lender.

     4.2 Sale or Consolidation. After the date hereof, Borrower shall not merge or consolidate with any other entity unless the Borrower is the surviving entity and such merger or consolidation does not result in Borrower's assuming additional labilities in excess of assets (excluding goodwill) being acquired, and does not adversely impact Borrower's resulting financial condition or sell or divest any of its assets, including but not limited to the Collateral, (except for the sale of assets in the ordinary course of Borrower's business) to any corporation or other business entity nor may it sell or transfer or allow a controlling interest in Borrower's capital stock to be sold or transferred.

     4.3 Encumbrances. Except as set forth on Exhibit A, Borrower hereby warrants that Borrower has title to the Collateral and that there are no sums owed or claims, liens, security interests or other encumbrances against the Collateral except those in favor of Lender as they exist as of the date hereof. Borrower will not grant or suffer to exist any mortgage, pledge, security interest, lien, or encumbrance on the Collateral without Lender's prior written consent except for such mortgages, pledges, security interests, liens or encumbrances which are (i) described in the Intercreditor Agreement or (ii) within the parameters of Section 4.8 hereof. Borrower covenants to notify Lender of any claim, lien, security interest or other encumbrance made against the Collateral and shall otherwise defend the Collateral against any claim, lien, security interest or other encumbrance adverse to Lender.

     4.4 Loans and Investments. Borrower shall not make any loans, investments, advances, or other extraordinary payment to any person, firm or corporation except in the ordinary course of business. Salary or Bonus Advances to Executive Personnel not in excess of Two Hundred Thousand ($200,000) Dollars consistent with past practices shall be deemed in the ordinary course of business. Borrower shall not make any guaranty or endorse the indebtedness of any person, firm or corporation without Lender's prior written consent other than the present guaranty of the obligations of ASA Properties, Inc. to Berkshire Life Insurance Corporation.

     4.5 Borrowing. Borrower shall not borrow any funds or become indebted to any person, firm or corporation, whether directly, indirectly or contingently, in excess of an aggregate amount of One Hundred Thousand ($100,000.00) Dollars outstanding at any time without Lender's prior express written approval, other than (i) for trade obligations arising in the ordinary course of business, (ii) the obligations to Lender, or (iii) the obligations to other creditors set forth on Exhibit A attached hereto, upon such terms and conditions as they exist as of the date of this Agreement.

     4.6 Executive Personnel. The following "Executive Personnel" shall devote full time to the conduct of Borrower's business:

     Alfred C. Angelone

     Borrower shall not make any change in its Executive Personnel without the prior written approval of Lender. Any such unapproved change in Borrower's Executive Personnel shall cause Lender to have the immediate right to accelerate any and all obligations from Borrower to Lender.

     4.7 Sale of Collateral. Borrower shall not sell or otherwise dispose of any item of the Collateral except in the ordinary course of business and shall not use the Collateral in violation of any law.

     4.8 Fixed Asset Limitation. Borrower will not make capital expenditures for the purchase of fixed assets in any single calendar year in excess of One Hundred Thousand ($100,000.00) at any one time or in an amount that would cause Borrower's capital expenditures during that calendar year to be in the aggregate One Hundred Thousand ($100,000.00) Dollars, without Lender's prior written conesnt, which shall not be unreasonably withheld. For the purposes of this section the word "capital expenditure" shall refer to the entire purchase price of any fixed asset in the event of purchase and the entire rental for the term in the case of a lease. For the purposes of this section, the acquisition of any fixed asset under a lease shall be deemed a purchase of a fixed asset. Without limiting the foregoing provision, the One Hundred Thousand Dollar ($100,000.00) limitation shall not apply to expenditures contemplated in any current budget which the Borrower hereby represents have been previously submitted to and approved by Lender and which projects refer to obligations on which the Borrower is not in default.

     4.9 Compensation. Borrower will not increase the compensation whether in the form of salary, bonus or other benefits, by more than ten (10%) percent annually, paid in the aggregate to personnel employed at the management level of the Borrower without Lender's prior written consent which consent will not be unreasonably withheld. Compensation to management employees of the Borrower shall be limited to reasonable amounts for services performed.

     4.10 Loans from Related Parties. Borrower shall not make any payments respecting any debt or obligation of the Borrower to any officers of the Borrower or related parties to the Borrower without the prior written approval of the Lender, which shall not be unreasonably withheld. All inside creditors, lenders (excluding Corestates Bank) and investors of and to the Borrower shall enter into a Subordination Agreement, in form satisfactory to Lender, pursuant to which all loans and investments of such parties are subordinated to the interests of the Lender hereunder and under the EST Loan Documents.

     SECTION 5. USE OF PROCEEDS AND PURPOSE OF LOAN ARRANGEMENT

     Borrower shall use the proceeds of the Note for working capital purposes in connection with Borrower's business, and shall conduct is business strictly in accordance with the terms of the RLF Terms and Conditions. Pursuant to the RLF Terms and Conditions, the proceeds of the Note shall not be used to (i) purchase or finance equity in Borrower; (ii) subsidize interest payments on existing loans; (iii) refinance loans made by other lenders; (iv) provide equity contributions required by principals of Borrower participating in other Federal loan programs: (v) purchase equity by the Borrower; or (vi) assist in the relocation of jobs from another commuting area or the removal of Borrower to another community area to the detriment of local workers. Any violation of these specific terms and conditions shall be an event of default hereunder.

     SECTION 6. NOTICE OF ASSIGNMENT; COLLECTION; EXPENSES

     Upon the occurrence of any event of default as defined in Section 7 under this Agreement and subject to the rights of the Senior Lender under the Intercreditor Agreement:

     6.1 Borrower will, upon the request of Lender and in such form and at such times as Lender shall request, notify its account debtors of the granting of a security interest to Lender in all or any of the Borrower's accounts (as that term is defined by the Uniform Commercial Code, the "Accounts"), and Lender may itself give such notice at any time and from time to time in Lender's or Borrower's name, without notice to Borrower, requiring such account debtors to pay the Account directly to Lender.

     6.2 Borrower irrevocably appoints Lender its true and lawful attorney, with power of substitution, in the name of Borrower or in the name of Lender or otherwise for the use and benefit of Lender, but at the cost and expense of Borrower, without notice to Borrower or any of its representatives or successors, to repair, alter or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any account debtor from which any Collateral has arisen; to demand, collect, receipt for and give renewals, extensions, discharges and releases of any Collateral; to institute and to prosecute legal and equitable proceedings to realize upon the Collateral; to settle, compromise, compound or adjust claims in respect of any Collateral or any legal proceedings brought in respect thereof; and generally to sell in whole or in part for cash, credit or property to others or to itself at any public or private sale, assign, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Lender were the absolute owner thereof for all purposes.

     6.3 Borrower also hereby irrevocably appoints Lender its true and lawful attorney, with power of substitution, to take control in any manner of any cash or non-cash items of payment or proceeds thereof; to endorse the name of Borrower upon any notes, acceptances, checks, drafts, money orders, bills of lading, freight bills, chattel paper or other evidences of payment or Collateral that may come into Lender's possession; to sign Borrower's name on any invoices relating to any Accounts, on drafts against account debtors and notices to account debtors; to sign Borrower's name on any proof of claim in any bankruptcy proceeding for any account debtors; and to do all other acts and things necessary, in Lender's sole judgment, to carry out this Agreement. At any time or times when Borrower is in default hereunder, Lender shall have the right to enter upon Borrower's premises and to receive and open all mail directed to Borrower; provided, however, that Lender shall turn over to Borrower all of such mail not relating to Collateral. In the event of default, Lender shall have the right, in the name of Borrower, to notify the Post Office authorities to change the address for the delivery of mail addressed to Borrower to such address as Lender may designate, and Borrower shall make no subsequent change of address without the Lender's written permission. Lender shall have the right also to turn over mail either to Borrower, or to any trustee in bankruptcy, receiver, assignee for the benefit of creditors of Borrower, in Lender's sole discretion. All checks and other forms of remittance received as provided by Borrower shall be endorsed in such manner as Lender may designate. Borrower's signature or name may be inserted by Lender in longhand, in typewriting or by rubber stamp. Every such endorsement, however signed or made, shall be deemed to be a valid endorsement of Borrower.

     6.4 Borrower shall have the privilege of collecting the Accounts for the account of and in trust for Lender. Such privilege may be revoked by Lender at its option, at any time by giving notification of its assignment of, or security interest in the Accounts to the account debtors. All moneys, checks, notes, drafts and other items of payment together with any and all relating vouchers, identifications, communications or other data received from account debtors collected or received by Borrower (or by any receiver, trustee or successor in interest of Borrower, or by any person acting on behalf of Borrower) in reference to the Accounts shall belong to Lender and shall be immediately transmitted by Borrower to Lender at its office (or, directed by Lender, deposited in Lender's account in a bank designated by Lender) in the original form in which the same are received and endorsed by Borrower. Borrower shall have no right and agrees not to commingle with its own funds or to use, divert or withhold any of the proceeds of any collections. Borrower hereby divests itself of all dominion over the Accounts and the proceeds thereof and collections received thereon. Borrower shall make entries on its books and records in form satisfactory to Lender disclosing the absolute and unconditional assignment of Accounts to Lender and shall keep a separate account on its record books of all collections received thereon. Should any suit or proceeding be instituted by or against Lender or Borrower upon any of the Collateral or for the collection or enforcement of any Account, Borrower shall, without expense to Lender, make available such of its officers, employees, agents, books, records and files as Lender may deem necessary to make proper proof in Court.

     6.5 Lender shall be entitled to recover from Borrower (i) all damages sustained by Lender by reason of any misrepresentation, breach of warranty or breach of covenant of Borrower herein, express or implied, whether caused by the acts or defaults of Borrower, account debtors or others, (ii) all reasonable expenses which may be incurred by Lender in enforcing payment of any Account or in attempting to enforce payment, or in realizing upon any Collateral, whether against any debtor, Borrower or others, (iii) in supervising the records and proper management and disposition of the collection of Accounts, and (iv) in prosecuting or defending any proceeding arising from the efforts of Lender to recover any money or other thing of value or otherwise to enforce or protect any of Lender's rights hereunder.

     SECTION 7. DEFAULT

     7.1 Default. The occurrence of any one or more of the following events shall constitute a default hereunder:

          (a) Failure of Borrower to pay in full any amounts due hereunder or in connection with any other obligations to the Lender;

          (b) Failure by the Borrower to perform, observe or comply with any other covenant, agreement, term or condition set forth in the EST Loan Documents;

          (c) If any material representation or warranty made by the Borrower in this Note or in any certificate, statement, information or furnished to the Lender by, on behalf of or at the request of the Borrower proves to be untrue and incorrect when made or furnished;

          (d) The (i) occurrence of any material loss, theft, damage or destruction of Lender's security to the extent not adequately covered by insurance, or (ii) issuance or making of any levy, seizure, attachment, execution or
               similar process on any of Lender's security for this Note which levy, seizure, attachment, execution or similar process remains undischarged for a period of thirty (30) days;

          (e) Either the Borrower shall (i) apply for or consent to the appointment of a receiver, conservator, trustee or liquidator of all or a substantial part of any of its assets; (ii) file or permit the filing of any petition, case, arrangement, reorganization, or the like under any insolvency or bankruptcy law, or the adjudication of it as a bankrupt, or the making of an assignment for the benefit of creditors or the consenting to any form of arrangement for the satisfaction, settlement or delay of debt or the appointment of a receiver for all or any part of its properties; or (iii) take any action for the purpose of effecting any of the foregoing;

          (f) An order, judgment or decree shall be entered, or a case shall be commenced, against the Borrower, without the application, approval or consent of the Borrower by or in any court of competent jurisdiction, approving a petition or permitting the commencement of a case seeking reorganization or liquidation of the Borrower, or appointing a receiver, trustee, conservator or liquidator of the Borrower, or of all or a substantial part of its assets and the Borrower, by any act, indicates its approval thereof, consent thereto, or acquiescence therein, and such order, judgment, decree or case shall continue unstayed and in effect for a period of sixty
               (60) consecutive days;

          (g) The dissolution, termination of existence, business failure, or death, merger or consolidation (except as permitted in Section 4.2) of Borrower;

          (h) Sale of any material assets of Borrower except in the ordinary course of business, without the prior written consent of the Lender; or

          (i) Failure of Borrower to pay when due any tax or any premium of any life insurance policy assigned to Lender as collateral or any premium of any life insurance policy assigned to Lender as collateral;

          (j) A judgment or judgments for the payment of money shall be rendered against Borrower and any such judgment shall remain unsatisfied and in effect for a period of thirty
               (30) consecutive days without a stay of execution;

          (k) The occurrence of an event of default or demand under any loan arrangement with any other creditor, or any material adverse modification or alteration to or any increase in the outstanding loan arrangements of Borrower without
               Lender's written approval.

          (l) Such a change in the condition or affairs (financial or otherwise) of Borrower, which, in the reasonable opinion of a duly authorized representative of Lender, materially impairs Lender's security or increases its risk;

          (m) The service upon Lender of a writ in which Lender is named a trustee of the Borrower;

          (n) Failure of Borrower to maintain its present business operations and its executive office within Commonwealth of Massachusetts.

then, in each such event, Lender may declare Borrower in default and exercise the Rights on Default as hereinafter defined.

     7.2 Rights on Default. In the event of a default under this Agreement, without further notice, or demand to Borrower Lender may, subject to the terms and conditions of the Intercreditor Agreement with Corestates Bank (if applicable):

          (a) immediately accelerate the amounts outstanding under the Note;

          (b) perform any warranty, covenant or agreement which Borrower has failed to perform under this Agreement;

          (c) take any other action which Lender deems reasonably necessary or desirable to protect its interest, including but not limited to exercising its rights as set forth in
               Section 6; and

          (d) take any other action available to a secured party under the Uniform Commercial Code of Massachusetts, including without limitation, the right to take possession of the Collateral and/or sell the Collateral at public auction or private sale, in lots or in bulk, for cash or for credit, enter upon the Borrower's premises for the purpose thereof.

     No course of dealing or delay or in taking or failing to take any other action with respect to any event of default shall affect Lender's right to take such action at a later time. No waiver as to any one default shall affect Lender's rights upon any other default.

     Lender may exercise any or all of its rights on default concurrently with or independently of and without regard to the provisions of any other document which secures the Borrower's obligations to Lender.

     After default, Borrower, upon demand by Lender, shall assemble the Collateral at Borrower's cost and make it available to Lender at a place to be reasonably designated by Lender.

     The requirement of the Uniform Commercial Code that Lender give Borrower reasonable notice of any proposed sale or disposition of the Collateral shall be met if such notice is given to Borrower at least five (5) days before the time of such sale or disposition.

     7.3 Expenses. Any payment made or expense incurred by Lender (including, without limitation, reasonable attorney's fees and disbursements) in connection with the preparation of the EST Loan Documents, interpretation or maintenance of EST Loan Documents or the exercise of any right under the EST Loan Documents shall be payable on demand and shall be secured pursuant to the terms of this Agreement, and if not paid when requested, shall be added to the indebtedness and obligations of Borrower to Lender and shall earn interest at the rate set forth in the Note.

     SECTION 8. MISCELLANEOUS PROVISIONS

     8.1 Governing Law; Submission to Jurisdiction. The validity, interpretation, enforcement and effect of this Agreement shall be governed by the laws of the Commonwealth of Massachusetts. Borrower hereby consents to the jurisdiction of all courts in said Commonwealth.

     8.2 Severability. In the event that any provision hereof be deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Agreement shall be construed as not containing such provision and the invalidity of such provision shall not affect the validity of any provision hereof and any and all other provisions hereof which are otherwise lawful and valid shall remain in full force and effect.

     8.3 Waiver of Notice. Borrower waives any and all notice or demand which Borrower might be entitled to receive with respect to this Agreement by virtue of any applicable statute or law, and waives demand, protest, notice of protest, notice of default or dishonor, notice of payments and nonpayments, or of any default, release, compromise, settlement, extension or renewal of all commercial paper, accounts, contract rights, instruments, chattel paper, guaranties, and otherwise, at any time held by Lender on which Borrower may in any way be liable, notice of nonpayment at maturity of any and all Accounts, instruments or chattel paper, notice of any action taken by Lender unless expressly required by this Agreement.

     8.4 Materiality. All covenants, agreements, representations and warranties made by Borrower in the EST Loan Documents, notwithstanding any investigation by Lender, shall be deemed to be material and relied upon by Lender and shall survive the execution and delivery of this Agreement.

     8.5 Successors and Assigns. This Agreement and all documents executed in connection herewith shall bind and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of each party.

     8.6 Modification. This Agreement and the obligations of the parties hereto may not be modified without the written approval of Lender.

     8.7 Interpretation. Reference to the singular or the plural shall be deemed to include the other where the context requires.

     8.8 Jury Trial. LENDER AND BORROWER IRREVOCABLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY PROCEEDING HEREAFTER INSTITUTED BY OR AGAINST LENDER OR BORROWER IN RESPECT OF THIS AGREEMENT, THE EST LOAN DOCUMENTS OR ANY OTHER DOCUMENT, INSTRUMENT OR AGREEMENT EVIDENCING, GOVERNING OR SECURING THE OBLIGATIONS.

     This Agreement represents the entire Agreement between the parties and shall have the effect of an instrument under seal.

Borrower:                         ASA INTERNATIONAL LTD.

                                  By:
                                 ----------------------------------
                                    Terrence C. McCarthy, Controller
                                       and Vice President


Lender:                          ECONOMIC STABILIZATION TRUST

                                 By:
                                 ----------------------------------
                                    Suzanne Teegarden, Chief Executive
                                       Officer, Board of Trustees

                                    EXHIBIT A

                     (Other liens and encumbrances)
                      ----------------------------

Corestates Bank, N.A.             Security interest in all assets,
                                  accounts, inventory, proceeds

Sun Data, Inc.                    leased equipment and proceeds
                                  (several)

Mitel Financial Services          leased equipment and proceeds

Pacific Atlantic Systems          leased equipment and proceeds

                                    EXHIBIT B

         Outstanding Orders, judgments, decrees or awards or litigation
         --------------------------------------------------------------

None other than disclosed in notes to Borrower's 1996 annual report

                                    EXHIBIT C

                            Other places of business
                            ------------------------

10 Speen Street
Framingham, MA  01701

615 Amherst Street
 Nashua, NH  03063

960-C Harvest Drive
Union Meeting Corporate Center
Blue Bell, PA  19422

Dekalb Corners Office Center
3469 Lawrenceville Highway
Suite 103
Tucker, GA  30085

12515 Willows Road, N.E.
Suite 500
Kirkland, WA  98034